SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): May 12, 2003



                                 CANDIE'S, INC.
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


        DELAWARE                  001-10593                        11-2481903
       -----------                ---------                        ----------
(State or other jurisdiction     (Commission                 (I.R.S. Employer
           of incorporation)     File Number)               Identification No.)



400 Columbus Avenue,           Valhalla, New York         10595
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(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:               (914) 769-8600
                                                                  --------------


--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

     On May 12, 2003, Candie's, Inc. (the "Company") granted Steven Madden, Ltd. ("Madden") the exclusive worldwide license to design, manufacture, sell, distribute and market footwear under the Candie's(r) brand. The license agreement expires on December 31, 2009, subject to renewal options for four additional terms of three years each contingent on Madden meeting certain performance and minimum sale standards. The terms of the license agreement were determined by negotiations between representatives of the Company and Madden. Notwithstanding such terms which provided for, among other things, Madden to commence shipment of Candie's branded footwear for the Fall 2003 season, the Company currently anticipates that, with respect to the transition of this footwear business, the Company will make shipments of Spring 2003 Candie's branded footwear products and will continue shipments of Candie's branded footwear products for the Fall 2003 season.


Item 5.   Other Events

     In connection with the Company's transition from a designer and distributor of Candie's branded footwear products to a licensor of such rights, the Company has evaluated its retail operations and is planning to close its 11 concept stores which have not performed to the Company's expectations. The Company will continue to operate 10 outlet stores at least through the end of 2003.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Pro Forma Financial Information

                                                                       Page No.
     Introduction                                                      PF-1
     Pro forma condensed consolidated balance sheet                    PF-2
        as of January 31, 2003
     Pro forma condensed consolidated statement of operations          PF-3
        for the year ended January 31, 2003

(c)  Exhibits

     10.1 License Agreement dated May 12, 2003 among IP Holdings, LLC, Candie's, Inc. and Steven Madden, Ltd.*



-------------
*Portions of this document have been omitted and filed separately with the Securities and Exchange Commission pursuant to the Company's request for confidential treatment of such information.

(b)  Pro Forma Financial Information


     Introduction

     In May 2003, Candie's, Inc. (the "Company") entered into agreements to license the rights to its primary footwear brands, Candie's and Bongo, to Steven Madden, Ltd. and Kenneth Cole Productions, Inc., respectively. The following unaudited pro forma condensed consolidated financial statements give effect to the transition of the Company from a manufacturer and distributor of these footwear products to a licensor of said products. This will result in a substantial reduction of the Company's footwear operations, including the termination of employees and closing of offices. In addition, in connection with the transition and because of the current retail environment, the Company plans to close its eleven concept retail stores which have been performing below expectations. The pro forma financial information reflects these matters and has been prepared utilizing the historical financial statements of the Company included in its Annual Report on Form 10-K for the year ended January 31, 2003.

     The pro forma condensed consolidated statement of operations for the year ended January 31, 2003 assumes that the transition of the Company to a licensor and the closing of the eleven retail stores had occured as of February 1, 2002. The pro forma condensed consolidated balance sheet at January 31, 2003 assumes these events occured on that date.

     The pro forma condensed consolidated statement of operations also reflects the full year's operations of Unzipped Apparel, LLC ("Unzipped"), a company acquired by the Company as of April 30, 2002.

     After the transition to a licensor for its primary footwear brands, the operations of the Company will consist of: (i) distribution of jeanswear products through Unzipped; (ii) sale of men's footwear; (iii) outlet retails stores; and (iv) licensing of footwear and other products.

     The pro forma financial information does not purport to be indicative of the results which actually would have been obtained had the footwear license transition or retail store closings occured on the dates indicated or the results which may be obtained in the future.

Candie's, Inc
Pro Forma Condensed Consolidated Balance Sheet as of January 31, 2003
(000's omitted)

                                                       Reported
                                                     Consolidated                   Pro Forma                    Pro Forma
                                                   January 31, 2003                 Adjustment                    Adjusted
                                                  -----------------             -----------------            -----------------

Current Assets
   Cash                                                   $   1,899                       $ 1,000 (1)                $   2,899
   Accounts receivable, net                                   8,456                             -                        8,456
   Due from factors and accounts receivable, net             17,966                             -                       17,966
   Due from affiliate                                           230                             -                          230
   Inventories                                               19,016                             -                       19,016
   Deferred income taxes                                      3,109                             -                        3,109
   Prepaid advertising and other                              1,140                             -                        1,140
                                                  -----------------             -----------------            -----------------
Total Current Assets                                         51,816                         1,000                       52,816

Property and equipment, at cost
   Furniture, fixtures and equipment                          9,157                             -                        9,157
   Less: Accumulated depreciation and
         amortization                                         6,514                             -                        6,514
                                                  -----------------             -----------------            -----------------
                                                              2,643                             -                        2,643

Other assets:
   Goodwill, net                                             25,241                             -                       25,241
   Intangibles, net                                          17,818                             -                       17,818
   Restricted cash                                            2,900                             -                        2,900
   Deferred finance fees                                      2,326                             -                        2,326
   Deferred income taxes                                        513                             -                          513
   Other                                                        180                             -                          180
                                                  -----------------             -----------------            -----------------
                                                             48,978                             -                       48,978
                                                  -----------------             -----------------            -----------------
Total Assets                                              $ 103,437                       $ 1,000                    $ 104,437
                                                  =================             =================            =================

Liabilities and Stockholders' Equity

Current Liabilities:
   Revolving notes payable - banks                        $  21,577                       $     -                    $  21,577
   Accounts payable and accrued expenses                     15,493                         2,464 (2)                   17,957
   Due to affiliates                                          6,203                             -                        6,203
   Current portion of long-term debt                          2,648                             -                        2,648
                                                  -----------------             -----------------            -----------------
Total Current Liabilites                                     45,921                         2,464                       48,385

Deferred revenue                                                  -                         1,000 (1)                    1,000
Other liabilities                                            11,000                             -                       11,000
Long-term liabilities                                        17,505                             -                       17,505

Stockholders' Equity
    Common stock                                                 25                             -                           25
    Additional paid-in capital                               69,812                             -                       69,812
    Retained earnings (deficit)                            (40,159)                       (2,464) (2)                 (42,623)
    Less: Treasury stock                                      (667)                             -                        (667)
                                                  -----------------             -----------------            -----------------
Total Stockholders' Equity                                   29,011                       (2,464)                       26,547
                                                  -----------------             -----------------            -----------------
Total Liabilities and Stockholders Equity                 $ 103,437                       $ 1,000                    $ 104,437
                                                  =================             =================            =================

(1) $1 million cash received from Steven Madden, Ltd. upon signing the license agreement.
(2) Restructuring expenses related to employee terminations and office and retail store closings (primarily estimates of lease termination liabilities).


Candie's Inc
Pro Forma Condensed Consolidated Statement of Operations for the Year ended January 31, 2003
(000's omitted, except per share data)


                           Historical        Historical         Pro Forma                                           Pro Forma
                            Reported          Unzipped           Unzipped          Adjusted       Pro Forma          Year End
                           @ 1/31/03       2/1/02-4/30/02      Adjustments        Historical     Adjustments        1/31/2003
                          -----------      --------------      -----------        ----------     -----------        ----------

Net sales                   $ 151,643           $ 13,175        $      -          $ 164,818       $ (76,207) (4)     $ 88,611
Licensing income                5,140                  -           (414) (1)          4,726            5,164 (5)        9,890
                          -----------      --------------      -----------        ----------     -----------        ----------
Net revenue                   156,783             13,175           (414)            169,544         (71,043)           98,501
Cost of goods sold            116,306             10,863               -            127,169         (54,396) (4)       72,773
                          -----------      --------------      -----------        ----------     -----------        ----------
Gross profit                   40,477              2,312           (414)             42,375         (16,647)           25,728

Selling, general and
  administrative expenses      37,872              2,087           (358) (2)         39,601         (21,545) (4)(6)    18,056
Special charges                 3,566                  -               -              3,566                -            3,566
                          -----------      --------------      -----------        ----------     -----------        ----------

Operating income                (961)                225            (56)              (792)            4,898            4,106

Other expenses:
  Interest expense              3,373                260             220 (3)          3,853                -            3,853
  Equity (income) in
     joint venture              (250)                 -              250 (1)              -                -                -
                          -----------      --------------      -----------        ----------     -----------        ----------
                                3,123                260             470              3,853                -            3,853
                          -----------      --------------      -----------        ----------     -----------        ----------

Income before income taxes    (4,084)               (35)           (526)            (4,645)            4,898              253

(Benefit) Provision for
   income taxes                 (139)                 13               -              (126)                - (7)         (126)
                          -----------      --------------      -----------        ----------     -----------        ----------

Net income                   $(3,945)           $   (48)        $  (526)          $ (4,519)       $    4,898           $  379
                          ===========      ==============      ===========        ==========     ===========        ==========


Earnings per share:
  Basic                      $ (0.17)                                                                                  $ 0.02
                          ===========                                                                               ==========

  Diluted                    $ (0.17)                                                                                  $ 0.01
                          ===========                                                                               ==========

Weighted average number of
  common shares outstanding:

  Basic                        23,681                                                                                  24,355  (8)
                          ===========                                                                               ==========

  Diluted                      23,681                                                                                  26,156  (8)
                          ===========                                                                               ==========


(1) Reversal of licensing income ($414) and equity income ($250) from Unzipped Joint Venture.
(2) Includes $414 expense reduction related to the reversal of licensing income, and first quarter amortization of $56 of intangibles in connection with Unzipped acquisition.
(3) Includes first quarter interest expense of $220 on the $11 million notes for the first quarter.
(4) Represents elimination of Candie's wholesale business and all concept stores.
(5) Includes 7% (amount specified in each license agreement) of wholesales branded revenue and amortization of the $1 million prepaid licensing fee by Steven Madden Ltd over the six year term of the agreement.
(6) Includes an estimate of the expenses that will remain upon transitioning to a licensor for footwear ($6,578). Restructuring expenses of $2,464 have not been included in this adjustment.
(7) Income taxes have not been adjusted due to prior years' net operating loss carryforwards and existing valuation reserves on deferred tax assets related thereto.
(8) Includes shares issued in connection with Unzipped acquisition for the full year and, for the diluted number of shares, the calculation also includes the stock equivalents.


                                                              SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     CANDIE'S, INC.
                                                     (Registrant)


                                                   By: /s/Richard Danderline
                                                       -----------------------
                                                       Richard Danderline
                                                       Executive Vice President,
                                                        Finance and Operations


Date: May 27, 2003

Exhibits


10.1 License Agreement dated May 12, 2003 among IP Holdings, LLC, Candie's, Inc. and Steven Madden, Ltd.*












---------------------
*Portions of this document have been omitted and filed separately with the Securities and Exchange Commission pursuant to the Company's request for confidential treatment of such information.